UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2015

MARRIOTT INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13881	52-2055918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10400 Fernwood Road, Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 380-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On September 9, 2015, Marriott International, Inc. (“we”) entered into a Terms Agreement with J.P. Morgan Securities LLC, U.S. Bancorp Investments, Inc., Wells Fargo Securities, LLC and the other Underwriters listed on Schedule I thereto (the “Terms Agreement,” which incorporates by reference the Underwriting Agreement General Terms and Provisions, dated June 9, 2006 (the “Underwriting Agreement”) (which we previously filed on June 14, 2006 as Exhibit 1.1 to our Current Report on Form 8-K)) to issue $450 million aggregate principal amount of our 2.875% Series O Notes due 2021 (the “Series O Notes”) and $350 million aggregate principal amount of our 3.750% Series P Notes due 2025 (the “Series P Notes” and, together with the Series O Notes, the “Notes”). On September 14, 2015, we received net proceeds of approximately $789 million from the offering of the Notes, after deducting the underwriting discount and estimated expenses of the offering. We expect to use these proceeds for general corporate purposes, which may include working capital, capital expenditures, acquisitions, stock repurchases or repayment of commercial paper or other borrowings as they become due.

We will pay interest on: (a) the Series O Notes on March 1 and September 1 of each year, commencing on March 1, 2016; and (b) the Series P Notes on April 1 and October 1 of each year, commencing on April 1, 2016. The Series O Notes and Series P Notes will mature on March 1, 2021, and October 1, 2025, respectively, and we may redeem them, in whole or in part, at our option, under the terms provided in the applicable Form of Note.

We issued the Notes under an indenture dated as of November 16, 1998 with The Bank of New York Mellon, as successor to JPMorgan Chase Bank, N.A., formerly known as The Chase Manhattan Bank, as trustee (the “Indenture”) (which we previously filed as Exhibit 4.1 to our Annual Report on Form 10-K for the fiscal year ended January 1, 1999).

In connection with the public offering of the Notes, we filed a Prospectus dated February 19, 2015 and a Prospectus Supplement dated September 9, 2015 with the Securities and Exchange Commission, each of which forms a part of our Registration Statement on Form S-3 (Registration No. 333-202172) (the “Registration Statement”). We are filing the Terms Agreement, the Indenture Officer’s Certificates pursuant to Section 301 of the Indenture, the forms of Series O and Series P Notes, and a legal opinion of our counsel, Gibson, Dunn & Crutcher LLP, on the Notes as exhibits to this report for the purpose of incorporating them as exhibits to the Registration Statement.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits. We are filing the following exhibits with this report:

Exhibit 1.1	Terms Agreement, dated September 9, 2015, among Marriott International, Inc. and the Underwriters named therein.

Exhibit 4.1	Form of Note for the 2.875% Series O Notes due 2021.

Exhibit 4.2	Form of Note for the 3.750% Series P Notes due 2025.

Exhibit 4.3	Indenture Officer’s Certificate (with respect to the 2.875% Series O Notes due 2021) pursuant to Section 301 of the Indenture, dated September 14, 2015.

Exhibit 4.4	Indenture Officer’s Certificate (with respect to the 3.750% Series P Notes due 2025) pursuant to Section 301 of the Indenture, dated September 14, 2015.

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated September 14, 2015.

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARRIOTT INTERNATIONAL, INC.

Date: September 14, 2015	By:	/s/ Bao Giang Val Bauduin
Bao Giang Val Bauduin
Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 1.1	Terms Agreement, dated September 9, 2015, among Marriott International, Inc. and the Underwriters named therein.

Exhibit 4.1	Form of Note for the 2.875% Series O Notes due 2021.

Exhibit 4.2	Form of Note for the 3.750% Series P Notes due 2025.

Exhibit 4.3	Indenture Officer’s Certificate (with respect to the 2.875% Series O Notes due 2021) pursuant to Section 301 of the Indenture, dated September 14, 2015.

Exhibit 4.4	Indenture Officer’s Certificate (with respect to the 3.750% Series P Notes due 2025) pursuant to Section 301 of the Indenture, dated September 14, 2015.

Exhibit 5.1	Opinion of Gibson, Dunn & Crutcher LLP, dated September 14, 2015.

Exhibit 23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto).